UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2023

Purple Innovation, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37523	47-4078206
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4100 North Chapel Ridge Rd., Suite 200
Lehi, Utah	84043
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 756-2600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	PRPL	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

As previously disclosed, on April 19, 2023, Purple Innovation, Inc., a Delaware corporation (the “Company”), entered into a Cooperation Agreement (the “Cooperation Agreement”) with Coliseum Capital Management, LLC, a Delaware limited liability company (“Coliseum”) (and, solely for purposes of releases and dismissing litigation under the terms of the Cooperation Agreement, Pano Anthos, Gary DiCamillo, Claudia Hollingsworth, Paul Zepf, Dawn Zier, Coliseum Capital Partners, L.P., Coliseum Capital, LLC, and Coliseum Capital Co-Invest III, L.P.). A copy of the Cooperation Agreement is attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on April 21, 2023, and is incorporated herein by reference.

Stockholder Rights Agreement

On September 25, 2022, the Special Committee (the “Special Committee”) of the Board of Directors of the Company approved the Company’s entry into a stockholder rights agreement and declared a dividend of one right (a “Right”) for each outstanding share of Class A common stock, par value $0.0001 per share and Class B common stock, par value $0.0001 per share, to stockholders of record at the close of business on October 6, 2022. The terms of the Rights were set forth in a Stockholder Rights Agreement, dated as of September 25, 2022, between the Company and Pacific Stock Transfer Company, as rights agent (the “Stockholder Rights Agreement”).

On April 27, 2023, pursuant to the Cooperation Agreement, the Company and Pacific Stock Transfer Company entered into the First Amendment to the Stockholder Rights Agreement (the “Amendment”). The Amendment changed the final expiration time of the Stockholder Rights Agreement from 5:00 p.m. New York City time on September 25, 2023 to 5:00 p.m. New York City time on April 27, 2023. The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, a copy of which is filed as Exhibit 4.1 hereto and is incorporated herein by reference. The Stockholder Rights Agreement and a description of its material terms were filed with the Securities and Exchange Commission in a Registration Statement on Form 8-A on September 27, 2022.

With this, the Rights expired pursuant to the Stockholder Rights Agreement on April 27, 2023. On the same date, the Company filed with the Secretary of State for the State of Delaware a Certificate of Elimination eliminating from its Second Amended and Restated Certificate of Incorporation, as amended, the designation of certain shares of its preferred stock as Series A Junior Participating Preferred Stock, which had been designated for potential use in connection with the Stockholder Rights Agreement. As a result, all shares of preferred stock previously designated as Series A Junior Participating Preferred Stock were eliminated and returned to the status of authorized but unissued shares of preferred stock, without designation. The foregoing summary of the Certificate of Elimination of the Series A Junior Participating Preferred Stock does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Certificate of Elimination of the Series A Junior Participating Preferred Stock, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Pursuant to the Cooperation Agreement, the Company agreed not to adopt a new stockholder rights agreement prior to the termination of the Cooperation Agreement without Coliseum’s prior consent.

Proportional Representation Preferred Linked Stock

On April 27, 2023, pursuant to the Cooperation Agreement, the Company redeemed all shares of the Company’s Proportional Representation Preferred Linked Stock (the “PRPLS”) outstanding as of April 27, 2023. On the same date, the Company filed with the Secretary of State for the State of Delaware a Certificate of Elimination eliminating from its Second Amended and Restated Certificate of Incorporation, as amended, the designation of certain shares of its preferred stock as PRPLS. As a result, all shares of preferred stock previously designated as PRPLS were eliminated and returned to the status of authorized but unissued shares of preferred stock, without designation.

The foregoing summary of the Certificate of Elimination of the PRPLS does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Certificate of Elimination of the PRPLS, a copy of which is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Resignation of Directors

Pursuant to the Cooperation Agreement, and not due to any disagreement with the Company or the Company’s Board of Directors (the “Board”) on any matter relating to the Company’s operations, policies, or practices, on April 27, 2023, Pano Anthos and Paul Zepf resigned as directors of the Company. At the time of their resignations, Mr. Anthos served on the Audit Committee and the Nomination & Governance Committee of the Board and Mr. Zepf served as Chair of the Board.

Appointment of New Directors to Board

Pursuant to the Cooperation Agreement, on April 27, 2023, the Company increased the size of the Board to eight (8) directors and appointed S. Hoby Darling, R. Carter Pate, and Erika Serow (the “New Directors”) to the Board. In addition, the Board appointed Adam Gray as Chair of the Board and Gary DiCamillo as Chair of the Nomination & Governance Committee. The New Directors were identified as potential directors and introduced to the Board by Coliseum and were appointed to the Board pursuant to the Cooperation Agreement.

The New Directors shall receive compensation consistent with the Company’s compensation program for non-employee directors, as described in the section title “Directors – Director Compensation” of the Company’s Definitive Proxy Statement filed with the SEC on April 1, 2022. In addition, the Company anticipates entering into an indemnification agreement with each of the New Directors on substantially the same terms as indemnification agreements entered into with other directors.

Except as otherwise disclosed in this Current Report on Form 8-K, there are no arrangements or understandings between any of the New Directors and any other persons pursuant to which they were appointed to the Board and none of the New Directors have direct or indirect material interests in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Termination of Special Committee

Pursuant to the Cooperation Agreement, on April 27, 2023, the Board terminated the Special Committee which had been created on September 25, 2022.

The disclosure set forth in Item 3.03 above is incorporated herein by reference.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

Pursuant to the Cooperation Agreement, on April 27, 2023, the Company amended and restated its bylaws in their entirety. Changes in the Third Amended and Restated Bylaws include, but are not limited to, references to the Company’s Lead Independent Director Charter.

The foregoing summary of the Third Amended and Restated Bylaws does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Third Amended and Restated Bylaws, a copy of which is attached as Exhibit 3.3 to the Company’s Current Report on Form 8-K filed on April 21, 2023 and is incorporated herein by reference.

The disclosure set forth in Item 3.03 above is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

Exhibit Number	Description
3.1	Certificate of Elimination of the Series A Junior Participating Preferred Stock, dated April 27, 2023
3.2	Certificate of Elimination of the Proportional Representation Preferred Linked Stock, dated April 27, 2023
3.3	Third Amended and Restated Bylaws (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed April 21, 2023)
4.1	First Amendment to Stockholder Rights Agreement, dated April 27, 2023, by and between Purple Innovation, Inc. and Pacific Stock Transfer Company
10.1	Cooperation Agreement dated April 19, 2023 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed April 21, 2023)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 28, 2023	PURPLE INNOVATION, INC.

	By:	/s/ Casey K. McGarvey
Casey K. McGarvey
Chief Legal Officer, Secretary

4